HANMI FINANCIAL CORPORATION Nasdaq: HAFC KBW 2006 Honor Roll and 7th Annual Community Bank Investor Conference August 2, 2006

Safe Harbor Statement Certain statements contained in this presentation, including, without limitation, statements containing the words "believes," "plans," "expects," "anticipates," and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward- looking statements. Such factors include, among others, the following: general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in market interest rates; changes in credit quality; and other risks detailed in the most recent quarterly and annual reports filed with the Securities Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2005, Form 10-Q for the quarter ended March 31, 2006 and other filings. Given these uncertainties, undue reliance should not be placed on such forward- looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Opportunities Opportunities Opportunities

Korean-American Market Korean-American market five-year history Loans: 29% CAGR Deposits: 24% CAGR 40% of 2.2 million Korean-American population reside in California. Highest rates of business ownership with one per every eight Korean-Americans High savings rate (Sources: US Korean Embassy and 2001 SBA Report)

Target Market Growth Drivers Increased wealth in the Korean-American community Korea is the 11th largest economy with $16.6 billion current account surplus in 2005 Continuing immigration trend from Korea Wealthier and better educated recent immigrants Korea recently relaxed restrictions on overseas investment

Hanmi's Core Competencies Ethnic markets Real estate lending Business lending

Loan & Deposits Market Shares Commanding market share among Korean- American banks in California HAFC 2818 NARA 1155 CLFC 1491 WIBC 1481 Others 1130 Deposits Net Loans Note: As of March 31, 2006 based on SEC filings of each company. Excludes 30% of NARA's balances, which are not from California based operations per NARA's earnings call. HAFC 2642 NARA 1054 CLFC 1218 WIBC 1297 Others 928

Experienced Management Team Name Name Title Banking Experience Sung Won Sohn, Ph. D. Sung Won Sohn, Ph. D. President and CEO 32 years Kurt M. Wegleitner Kurt M. Wegleitner EVP and CCO 26 years Michael J. Winiarski Michael J. Winiarski SVP and CFO 26 years

Future Growth - Organic and External Experienced management team Extensive network Emphasis on sales & service Incentive compensation program Contiguous market penetration Upgrade existing products Introduce new products

($ in millions) 2000 2001 2002 2003 2004 2005 2006 2Q Loans 620 820 1000 1270 2235 2469 2761 Deposits 940 1040 1290 1450 2529 2826 2895 Assets 1030 1160 1460 1790 3104 3414 3624 Financial Performance Consistent Balance Sheet Growth

Financial Performance Consistent Balance Sheet Growth 2000 2001 2002 2003 2004 2005 2006 2Q Loans 620 820 1000 1270 2235 2469 2761 2000 2001 2002 2003 2004 2005 2006 2Q Deposits 940 1040 1290 1450 2529 2826 2895 ($ in millions) ($ in millions) Loans Deposits $621 $2,761 $940 $2,895

Loan Portfolio As of June 30, 2006 Construction Loans 185 Consumer Loans 187 CRE-Investment Propertirs 756 CRE-Owner/User 889 C & I Loans 774

Specialty Lending Activities Robust SBA loan production 9th largest SBA lender in California in 2005 7 loan production offices $106 million loan product year to date Specialized in low income housing lending $31 million low income housing loans booked in 2006 Trade finance The average loan portfolio balance in the second quarter of 2006 was $129 million.

Korean vs. Non-Korean Business 2000 2001 2002 2003 2004 2005 2006 1H* Korean New Loans 221.1 245.7 287.4 344.5 452.4 800.8 829.32 Non-Korean New Loans 75.4 136.3 165.5 278.4 339.3 548.3 789.12 ($ in millions) Hanmi has extended service to neighboring ethnic communities. 45% 25% 43% 36% 37% 41% 49% *First half number, annualized

Sound Asset Quality Non Performing Loans/Gross Loans 2000 2001 2002 2003 2004 2005 2006 2Q Hanmi 0.0178 0.0119 0.0114 0.0106 0.01 0.01 0.0098 Loan Loss Allowance/Gross Loans 2000 2001 2002 2003 2004 2005 2006 2Q Hanmi 0.004 0.0063 0.0065 0.0068 0.0027 0.0041 0.0043 0.98% 0.43%

Deposits Composition Non-Interest Bearing 778.5 TDs of $100,000 or More 1287 TDs of Less than $100,000 277.8 Interest Bearing Demand and Savings 551.4 As of June 30, 2006

Non-interest Income Growth 2000 2001 2002 2003 2004 2005 2006 1H* Service charges on deposits 8.9 9.2 9.2 10.3 14.4 15.8 16.83 Trade finance fees 1.9 1.9 2.4 2.9 4 4.3 4.4 Remittance fees 0.5 0.6 0.8 1 1.7 2.1 2 Other service charges 0.8 0.8 1.1 1.5 1.7 2.5 2.3 Other income 0.4 0.4 1.2 1.3 2.4 3.3 3.8 Non-core income 2.3 4 6.5 3.3 3.4 4.2 5 ($ in millions) *First half number, annualized

Non-interest Income Growth ($ in millions) 2000 2001 2002 2003 2004 2005 2006 1H* Service charges on deposits 8.9 9.2 9.2 10.3 14.4 15.8 16.83 Trade finance fees 1.9 1.9 2.4 2.9 4 4.3 4.4 Remittance fees 0.5 0.6 0.8 1 1.7 2.1 2 Other service charges 0.8 0.8 1.1 1.5 1.7 2.5 2.3 Other income 0.4 0.4 1.2 1.3 2.4 3.3 3.8 * First half number, annualized

Net Income and Diluted EPS Diluted EPS1 '00 '01 '02 '03 '04 '05 '06 1H* Net Income 15.5 16.8 17 19.2 36.7 58.2 61.48 Net Income ($ in millions) '00 '01 '02 '03 '04 '05 '06 1H* Diluted EPS 0.57 0.6 0.6 0.67 0.84 1.17 1.24 1Reflects 2005 2:1 stock split *First half number, annualized

Return on Average Equity / Assets ROA ROE 2000 2001 2002 2003 2004 2005 2006 1H ROE 0.1981 0.1756 0.1508 0.1451 0.1251 0.1394 0.1398 ROA 0.0178 0.0153 0.013 0.0118 0.0137 0.0179 0.0177 ROTE 0.2045 0.1798 0.1535 0.1475 0.2573 0.2933 0.2739

Profitability Ratio Trends 2003 2004 2005 1H 2006 Yield 5.03% 5.63% 6.93% 7.87% Cost of Funds 1.97% 1.93% 3.04% 4.18% Spread 3.06% 3.70% 3.89% 3.69% NIM 3.68% 4.26% 4.77% 4.81%

Efficiency Ratio Trend *Orange color reflects restructuring expenses related to the PUB merger 2002 4Q 2003 1Q 2003 2Q 2003 3Q 2003 4Q 2004 1Q 2004 2Q 2004 3Q 2004 4Q 2005 1Q 2005 2Q 2005 3Q 2005 4Q 2006 1Q 2006 2Q Efficiency Ratio 0.5565 0.5374 0.528 0.5123 0.5131 0.4777 0.5181 0.5029 0.4951 0.4438 0.403 0.3834 0.4193 0.391 0.4159 Acquisition* 0 0 0 0 0 0 0.0557 0.0087

Stock Performance Investing $100 (price reflects stock split impacts) HAFC NASDAQ S & P Financials 12/1/2000 100 100 100 20.4 1/1/2004 115.11 112.23 99.57 31.6 2/1/2004 115.11 87.1 92.89 43.9 3/1/2004 117.02 74.49 90 4/1/2004 111.95 85.66 93.22 5/1/2004 116.01 85.43 96.79 6/1/2004 131.91 87.45 96.67 7/1/2004 156.71 82.05 94.98 8/1/2004 162.46 73.08 89.05 9/1/2004 138.44 60.67 83.67 10/1/2004 137.43 68.41 81.98 11/1/2004 147.46 78.14 87.7 12/1/2004 147.58 78.95 89.47 1/2/2004 160.77 78.28 87.88 2/2/2004 168.43 70.09 86.47 3/2/2004 188.61 74.69 92.12 4/2/2004 189.18 68.34 89.53 5/2/2004 199.66 65.4 89.24 6/2/2004 190.08 59.23 84.85 7/2/2004 165.61 53.76 77.99 1/2/2001 2/1/2001 3/1/2001 4/2/2001 5/1/2001 6/1/2001 7/2/2001 8/1/2001 9/4/2001 10/1/2001 11/1/2001 12/3/2001 1/2/2002 2/4/2002 3/1/2002 4/1/2002 5/1/2002 6/3/2002 7/1/2002 8/1/2002 9/3/2002 10/1/2002 11/1/2002 12/2/2002 1/2/2003 2/3/2003 3/3/2003 4/1/2003 5/1/2003 6/2/2003 7/1/2003 8/1/2003 9/2/2003 10/1/2003 11/3/2003 12/1/2003 1/2/2004 2/2/2004 3/1/2004 4/1/2004 5/3/2004 6/1/2004 7/1/2004 8/2/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/3/2005 2/1/2005 3/31/2005 4/5/2005 5/5/2005 6/5/2005 7/5/2005 8/5/2005 9/5/2005 10/5/2005 11/30/2005 12/30/2005 1/31/2006 2/3/2006 3/6/2006 4/6/2006 5/6/2006 6/6/2006 7/6/2006 HAFC 100 100 101.65 97.11 100.83 114.67 136.16 141.12 120.25 119.21 128.1 128.1 139.67 146.28 163.84 164.26 173.35 165.08 143.8 145.04 144.42 145.66 167.36 160.54 164.46 161.16 165.7 162.81 169.63 171.9 179.75 205.79 197.73 210.95 205.58 198.76 209.09 297.73 270.25 251.03 266.94 301.03 295.87 327.48 310.33 312.19 382.02 371.28 366.94 365.5 341.94 302.69 332.02 345.04 392.56 379.13 370.87 377.69 384.92 369.01 392.36 370.87 373.14 402.48 396.07 401.65 389.88 NASDAQ 100 77.61 66.37 76.32 76.12 77.92 73.11 65.11 54.06 60.96 69.63 70.34 69.75 62.45 66.55 60.89 58.27 52.77 47.9 47.42 42.27 47.96 53.33 48.17 47.64 48.24 48.37 52.81 57.56 58.53 62.57 65.29 64.45 69.69 70.7 72.25 74.52 73.21 71.92 69.25 71.65 73.85 68.07 66.29 68.41 71.23 75.62 78.46 74.38 74 72.1 69.31 74.59 74.19 78.8 77.62 77.6 76.47 80.53 79.54 83.16 82.28 84.39 83.76 78.58 78.34 74.67 S & P Financials 100 93.29 90.39 93.62 97.21 97.09 95.39 89.43 84.03 82.34 88.07 89.85 88.26 86.85 92.52 89.92 89.62 85.22 78.32 79.78 70.31 76.5 79.51 75.09 73.68 71.26 70.84 79.37 83.4 83.46 87.06 86.04 86.45 92.17 91.76 96.06 98.9 101.38 100.18 95.31 96.93 97.22 94.97 98.02 96.99 97.21 99.91 103.97 101.56 100.79 96.73 96.57 99.06 100.26 101.57 99.53 100.33 103.32 107.73 107.85 108.63 110.56 110.64 115.13 109.94 109.8 111.18 January 1, 2001 through July 26, 2006

Compelling Investment Opportunity Dominant franchise in the attractive, high growth California-based Korean-American marketplace Proven expertise serving growing immigrant markets Experienced management team High quality loan portfolio coupled with attractive core deposit franchise